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                                  AS OF 3/1/03
                                                                      EXHIBIT 21

                          SUBSIDIARIES OF AMETEK, INC.


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                                                             STATE OR OTHER
                                                             JURISDICTION OF               PERCENTAGE OF VOTING
   NAME OF SUBSIDIARY AND NAME                              INCORPORATION OR              SECURITIES OWNED BY ITS
   UNDER WHICH IT DOES BUSINESS                              ORGANIZATION                     IMMEDIATE PARENT*
   ----------------------------                              ------------                     -----------------
Advanced Measurement Technology, Inc............................Delaware..............................100%
AMELON, Inc. ...................................................Delaware..............................100%
      John Chatillon & Sons, Inc................................New York..............................100%
AMETEK (Bermuda), Ltd...........................................Bermuda...............................100%
AMETEK (Canada), Ltd............................................Canada................................100%
AMETEK (FSC), Inc...............................................U. S. Virgin Islands..................100%
AMETEK GmbH ....................................................Germany...............................100%
      AMETEK Precision Instruments Europe GmbH..................Germany...............................100%
AMETEK IMTSA, S.A. de C.V.......................................Mexico................................100%
AMETEK Lamb Motores de Mexico, S.A. de C.V......................Mexico................................100%
AMETEK Mexicana, S.A............................................Mexico................................100%
AMETEK Motors Holding, Inc......................................Delaware..............................100%
AMETEK Precision Instruments France, SARL.......................France................................100%
AMETEK Precision Instruments (UK) Ltd.  ........................England...............................100%
AMETEK Receivables Cop..........................................Delaware..............................100%
EDAX Inc. ......................................................Delaware..............................100%
      EDAX Japan K.K............................................Japan.................................100%
      EDAX B.V. ................................................Netherlands...........................100%
      EDAX Ltd. ................................................England...............................100%
EMA Corporation ................................................Delaware..............................100%
      AMEKAI (BVI), Ltd.........................................British Virgin Islands.................50%
      AMETEK Do Brasil Ltda.....................................Brazil................................100%
      AMETEK Motors Hong Kong Ltd...............................Hong Kong.............................100%
      AMETEK Holdings B.V.......................................Netherlands...........................100%
          AMETEK Denmark A/S....................................Denmark...............................100%
          AMETEK Elektomotory CR S.R.O..........................Czech Republic........................100%
          AMETEK (Italia) S.r.l.................................Italy.................................100%
          AMETEK Singapore Private Ltd..........................Singapore.............................100%
                Amekai Singapore Private Ltd....................Singapore..............................50%
                    Amekai Meter (Xiamen) Co., Ltd..............China.................................100%
                AmeKai Taiwan Co., Ltd..........................Taiwan.................................50%
                AMETEK Motors Asia Private Ltd..................Singapore.............................100%
                    AMETEK Motors (Shanghai) Co., Ltd...........China.................................100%
      AMETEK Holdings (UK) Ltd..................................England...............................100%
          Lloyd Instruments Ltd.................................England...............................100%
                Lloyd Instruments S.A...........................France................................100%
      Neue Elektromotoren GmbH - Schleusingen...................Germany...............................100%
      WEBAK, B.V. ..............................................Netherlands...........................100%\
      EMA Holdings UK Limited...................................England...............................100%
          Airtechnology Holdings Limited........................England...............................100%
                Airtechnology Group Limited.....................England...............................100%
                    Aircontrol Technologies Limited.............England...............................100%
                    Airscrew Limited............................England...............................100%
                        Airtechnology Pension Trustees Ltd......England...............................100%
                        Thermol Control Company Ltd.............England...............................100%
                        Clifford Edwards Limited................England...............................100%
Rotron Incorporated. ...........................................New York..............................100%
NCC Holdings, Inc...............................................Delaware..............................100%
      AMETEK National Controls Corporation......................Delaware..............................100%
Controls Holding Corporation....................................Delaware..............................100%
      Patriot Sensors & Controls Corporation....................Delaware..............................100%
          Nihon Drexelbrook Co., Ltd............................Japan.................................100%
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                                  AS OF 3/1/03
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
Prestolite Asia Ltd.............................................Korea .................................50%
Seiko EG&G Co. Ltd.. ...........................................Japan..................................49%
Solidstate Controls, Inc........................................Delaware..............................100%
      HDR Power Systems, Inc....................................Delaware..............................100%
      Solidstate Controls, Inc. de Argentina....................Argentina............................99.9%
      Solidstate Controls Mexico, S.A. de C.V...................Mexico...............................99.9%
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* Exclusive of directors' qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.